Exhibit 10.1

140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Joey New York, Inc.
Name of merging entity

Nevada — Jurisdiction
Corporation — Entity type *

Name of merging entity

Jurisdiction
Entity type *

Name of merging entity

Jurisdiction
Entity type *

Name of merging entity

Jurisdiction
Entity type *

and,

Joey Merger Subsidiary, Inc.
Name of surviving entity

Nevada — Jurisdiction
Corporation — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 1
Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

- [x] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).
- [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

- [ ] If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner's approval was not required from

Joey New York, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Joey Merger Subsidiary, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 2
Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 3
Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 4
Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 1 of the Surviving Entity is hereby amended to read "The name of the Corporation is Joey New York, Inc."

6) Location of Plan of Merger (check a or b):

- [X] (a) The entire plan of merger is attached;

or,

- [ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: ____________ **Time:** ____________

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 5
Revised: 8-31-11

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), is entered into effective as of February 26, 2016 or as soon thereafter as notice has been duly provided to the Financial Industry Regulatory Authority ("FINRA"), by and among Joey New York, Inc., a Nevada corporation ("Joey"), and Joey Merger Subsidiary, Inc., a Nevada corporation and a wholly-owned subsidiary of Joey ("Joey Sub").

WHEREAS, on the date hereof, Joey has authority to issue 1,500,000,000 shares of common stock, $0.001 par value per share (the "Joey Stock"), of which 69,885,134 shares are issued and outstanding and no shares of preferred stock are issued and outstanding;
WHEREAS, on the date hereof, Joey Sub has authority to issue 500,000,000 shares of common stock, $0.001 par value per share (the "Joey Sub Stock"), of which One (1) share is issued and outstanding and held by Joey, and 100,000,000 shares of preferred stock, of which no shares have been issued;
WHEREAS, the respective Boards of Directors of Joey and Joey Sub have determined that it is advisable and in the best interests of each of such corporations that Joey be merged with and into Joey Sub pursuant to §92A.180 of the Nevada General Corporation Law, under which Joey Sub would survive, and with each holder of shares of Joey Stock receiving one share of Joey Sub Stock (rounded up to the nearest whole share) in exchange for 200 shares of Joey Stock;

WHEREAS, the Boards of Directors of Joey and Joey Sub have approved this Merger Agreement, shareholder approval not being required pursuant to §92A.180 of the Nevada General Corporation Law;
WHEREAS, the parties hereto intend that the reorganization contemplated by this Merger Agreement shall constitute a tax-free reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code;
NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, Joey Sub, Joey, and PAC hereby agree as follows:
(1)	Merger. Joey shall be merged with and into Joey Sub (the "Merger"), and Joey Sub shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective at 5:00 o'clock p.m. on February 26, 2016 or as soon thereafter as notice has been duly provided to the Financial Industry Regulatory Authority ("FINRA") (the "Effective Time").
(2)	Succession. At the Effective Time, the separate corporate existence of Joey shall cease, and Joey Sub shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of Joey, and Joey Sub shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of Joey, including, without limitation, all outstanding indebtedness of Joey.
(3)	Corporate Name. At the Effective Time, the name of Joey Sub shall become "Joey New York, Inc.".
(4)	Directors. The Directors of Joey immediately preceding the Effective Time shall be the Directors of the Surviving Corporation at and after the Effective Time until their successors are duly elected and qualified.
(5)	Officers. The officers of Joey immediately preceding the Effective Time shall be the officers of the Surviving Corporation at and after the Effective Time, to serve at the pleasure of the Board of Directors of Joey Sub.

(6)	Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each 200 shares of Joey Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and non-assessable share of Joey Sub Stock, rounded up to the nearest whole share;
(6)	Other Agreements. At the Effective Time, Joey Sub shall assume any obligation of Joey to deliver or make available shares of Joey Stock under any agreement or employee benefit plan not referred to in Paragraph 5 herein to which Joey is a party. Any reference to Joey Stock under any such agreement or employee benefit plan shall be deemed to be a reference to Joey Sub Stock and one share of Joey Sub Stock shall be issuable in lieu of each 200 shares of Joey Stock required to be issued by any such agreement or employee benefit plan, subject to subsequent adjustment as provided in any such agreement or employee benefit plan.
(7)	Further Assurances. From time to time, as and when required by the Surviving Corporation, Joey Sub, or by its successors or assigns, there shall be executed and delivered on behalf of Joey such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Joey, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of Joey or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.
(8)	Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Joey Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Joey Sub Stock, as the case may be, into which the shares of Joey Stock represented by such certificates have been converted as herein provided and shall be so registered on the books and records of Joey Sub and its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Joey Sub or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Joey Sub Stock, as the case may be, evidenced by such outstanding certificate, as above provided.
(9)	Amendment. The parties hereto, by mutual consent of their respective boards of directors, may amend, modify or supplement this Merger Agreement prior to the Effective Time.

(10)	The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Joey Sub, modified only by changing the name of the Surviving Corporation to Joey New York, Inc.
(11)	Termination. This Merger Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Merger Agreement by the board of directors of Joey and Joey Sub, by action of the board of directors of Joey if it determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of Joey and its stockholders.

(12)	Counterparts. This Merger Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.
(13)	Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.
(14)	Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, Joey and Joey Sub have caused this Merger Agreement to be executed and delivered as of the date first above.

JOEY NEW YORK, INC.

By:  /s/ Richard Roar
Richard Roar, President

JOEY MERGER SUBSIDIARY, INC.

By:  /s/ Richard Roar
Richard Roar, President